UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-22839

Eagle Growth and Income Opportunities Fund

(Exact name of registrant as specified in charter)

100 Wall Street, 11th Floor
New York, NY 10005

(Address of principal executive offices) (Zip code)

Stephanie Trell
100 Wall St., 11th Floor

New York, NY 10005

(Name and address of agent for service)

Copies of Communications to:

Stephen H. Bier

Dechert LLP

1095 Avenue of the Americas

New York, NY 10036

Registrant's telephone number, including area code: (212) 701-4500

Date of fiscal year end: December 31

Date of reporting period: December 31, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

Annual Report
December 31, 2018
Eagle Growth and Income
Opportunities Fund
(NYSE: EGIF)
1-855-456-3927
www.fwcapitaladvisors.com/funds/egif

Eagle Growth and Income Opportunities Fund
Manager Commentary (unaudited)December 31, 2018

Fellow Shareholders:
On behalf of the management teams of Four Wood Capital Advisors LLC (“FWCA”) and Eagle Asset Management Inc. (“Eagle”), I am pleased to share with you the performance highlights for Eagle Growth and Income Opportunities Fund (the “Fund”) for the year ended December 31, 2018.
2018 in Review
The broad U.S. equity market (as measured by the S&P 500 Index(1)) had a very difficult finish to 2018, losing -4.4%, after holding up better than other equity markets through the first three quarters. Uncertainty surrounding trade was of particular interest, as was the inversion of the front-end of the yield curve in the 4th quarter. On a positive note, U.S. economic growth was quite strong in 2018, helped in no small part by the 2017 tax cuts, low unemployment, and wage growth. Crude oil prices ended the year lower, declining nearly 40% from the summer peak, with the help from excess supply and the slowdown in global economic growth slowing demand. The U.S. dollar strengthened through the year while inflation remains low.
The overall domestic bond market, as measured by the Bloomberg Barclays U.S. Aggregate Index(3) ended flat for the year after being in negative territory for most of 2018, outperforming stocks for the first time in 7 years. The front-end of the yield curve flattened throughout most of the year, fueled primarily by the U.S. Federal Reserve’s (the “Fed”) four interest rates hike in 2018, increasing the short end of the curve and flight to quality driving down the yields on long-term bonds. By year end, the yield on the 10-year U.S. Treasury note fell below 2.7% from around 3% while the S&P 500 was down 4.4% after being up 9% at the end of September. Worries about economic growth, BREXIT, government shut-down, and other macro factors were key drivers of market returns in 2018 and going into 2019. As such, the spread between the yield on the three-month U.S Treasury bill and the 10-year Treasury note, one measure of the yield curve, fell to .31% at year-end — its lowest level since 2007. Meanwhile, the average credit spread of the Bloomberg Barclays Corporate Bond Index widened 60 basis point to end the year at 1.53%.
The Fed raised the federal funds target range by 0.25% at the December Federal Open Market Committee (“FOMC”) meeting. This increase was the fourth rate hike in 2018. Many experts wondered if a rate hike would happen at all in December, and are beginning to decrease their view of how many times the FOMC will raise rates in 2019. The general consensus has dropped from three to two rate hikes in 2019. Policymakers also continued to point out that inflation is running at their 2% target (ex food and energy) and that it’s expected to remain unchanged. However, Fed officials did comment that downside risks to the economic outlook had increased somewhat, primarily reflecting increased uncertainty about trade policy and international developments.
Eagle Growth and Income Opportunities Fund Performance
As of December 31, 2018, the Fund had total investments in securities recorded at fair value of $170.1 million and net assets of  $115.1 million. The Fund’s Net Asset Value (“NAV”) per share decreased from $19.65 at December 31, 2017 to $16.03 at December 31, 2018.
The Fund was invested in 158 securities (excluding its investment in a short-term money market fund) at year end, across 44 industries. The top 10 holdings covered 25.7% of the Fund’s total investments at fair value, and the top 5 industries covered 47.2%. The Fund’s total investments were invested across 7 asset classes (plus a small allocation of 0.41% to a money market fund) as of December 31, 2018, with the top three allocations (as a percentage of total investments held at fair value) to: common stock at 49.7%, preferred stock at 19.6%, and corporate bonds at 15.8%. Additionally, the Fund was invested in high yield bond exchange-traded funds, master limited partnerships, mortgage-backed securities and municipal bonds.
The Fund’s borrowings as of December 31, 2018 were $55.8 million, up from $50.0 million as of December 31, 2017. As a percentage of Managed Assets (defined as total assets of the Fund, including any assets attributable to borrowings for investment purposes minus the sum of the Fund’s accrued liabilities, other than liabilities representing borrowings for investment purposes) increased to 32.6% at year end, compared to 26.2% at the end of the prior year. Over the twelve-month period, leverage as a percentage of Managed Assets averaged 30.1%.
   Eagle Growth and Income Opportunities Fund Annual Report | December 31, 2018   1

Eagle Growth and Income Opportunities Fund
Manager Commentary (unaudited) (continued)December 31, 2018

The Fund earned $9.3 million in investment income for fiscal year 2018, up 5.7% from fiscal year 2017. During 2018, the Fund earned $7.6 million in dividend income (81.7% of total investment income), of which $4.7 million was generated from its common stock holdings, $2.2 million was generated from its preferred stock holdings, and $0.7 million was generated from its exchange-traded funds. The remaining $1.7 million (18.3% of the total investment income) was interest earned on the Fund’s portfolio of fixed income instruments.
Total Fund expenses were $4.4 million for fiscal year 2018, an increase of approximately $400k (or 10.0%) over 2017. Increases in the Fund’s cost of borrowings contributed $761k of additional interest expense in 2018. The Fund’s all-in cost of borrowing at December 31, 2018 was 3.29%, up from 2.52% at December 31, 2017. Over the twelve-months ended December 31, 2018, the average cost of borrowing was 2.93%. The increase in borrowing costs was driven by the increase in 1-month US LIBOR, from 1.56% as of December 31, 2017 to 2.50% as of December 31, 2018(2). The Fund had a decrease in its advisory fees of $177k due to a reduction of the contractual advisory fee from 1.05% to 0.85% during the year, as well as a decrease in its investor services fees of  $52k due to a reduction of the contractual investor services fee from 0.10% to 0.05% during the year.
Net of Fund expenses, the Fund generated $4.9 million in net investment income, up 2.1% from the prior year. The Fund paid a monthly distribution of  $0.073/share through August 2018. In September 2018, the Fund increased its monthly distribution to $0.080/share, which was maintained through the end of the year.
For the twelve months ended December 31, 2018, the Fund had returns of  -14.30% and -19.24% on a NAV and market price basis, respectively, while the Benchmark Composite(4) returned -5.31%(2) over the same period. Since inception through December 31, 2018, annualized, the Fund had returns of 0.45% and -6.60% on a NAV and market price basis, respectively, compared to the Benchmark Composite return of 2.49%(4). During the twelve-month period ended December 31, 2018, the Fund traded at an average discount to NAV of  -17.7%.
On behalf of the management team and Board of Trustees, I thank you for your continued commitment and investment in the Eagle Growth and Income Opportunities Fund.
Sincerely,
Steven A. Baffico
President, Eagle Growth and Income Opportunities Fund
Managing Partner & CEO – Four Wood Capital Advisors LLC
The views expressed reflect the opinion of Four Wood Capital Advisors LLC and Eagle Asset Management Inc. as of the date of this report and are subject to change at any time based on changes in the market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results. FWCA and Eagle are not obligated to publicly update or revise any of the views expressed herein.

(1)
S&P 500® Index (registered trademark of The McGraw-Hill Companies, Inc.) is an unmanaged index of 500 common stocks primarily traded on the New York Stock Exchange, weighted by market capitalization. Index performance includes the reinvestment of dividends and capital gains. It is not possible to invest directly in an index.

(2)
Source: Bloomberg.

(3)
Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark index that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid ARM pass-thrus), asset-backed securities and commercial mortgage backed securities (agency and non-agency). It is not possible to invest directly in an index.

(4)
S&P High Dividend Index (45%) / Alerian MLP Index (5%) / S&P Preferred Stock Index (25%) / Barclays U.S. Aggregate Bond Index (25%)

2   Eagle Growth and Income Opportunities Fund Annual Report | December 31, 2018

Eagle Growth and Income Opportunities Fund
Manager Commentary (unaudited) (concluded)December 31, 2018

S&P 500 High Dividend Index: is designed to measure the performance of 80 high yield companies within the S&P 500 and is equally weighted to best represent the performance of this group, regardless of constituent size. All the securities in the index are large cap U.S. equities. The index is revised twice on annual basis, and it’s equally weighted at the time of revision.
S&P Preferred Stock Index: is an index that includes all preferred stocks issued by US corporations and those trading in major exchanges, subject to related criteria. The S&P Preferred Stock Index consists of 289 US preferred stocks that trade on NYSE and Nasdaq. OTC stocks and other unregistered securities are excluded.
Alerian MLP Index: is a cap-weighted index, whose constituents represent approximately 85% of total market capitalization, was developed with a base level of 100 as of December 29, 1995.
   Eagle Growth and Income Opportunities Fund Annual Report | December 31, 2018   3

Eagle Growth and Income Opportunities Fund
Performance & Statistics (unaudited)December 31, 2018

EGIF’s Portfolio Composition(1)
Top 10 Holdings(1)
SPDR Bloomberg Barclays High Yield Bond ETF	4.41%
Cisco Systems, Inc., Common Stock	2.91%
Pfizer, Inc., Common Stock	2.65%
Verizon Communications, Inc., Common Stock	2.46%
AT&T, Inc., Common Stock	2.37%
EPR Properties, Common Stock	2.27%
CenterPoint Energy, Inc., Common Stock	2.17%
Seagate Technology PLC, Common Stock	2.16%
Southern Co. (The), Common Stock	2.16%
iShares iBoxx High Yield Corporate Bond ETF	2.11%
EGIF Total Return
	1 Year	3 Year	Since Inception(2) (annualized)
EGIF NAV	(14.30%)	1.88%	0.45%
EGIF Market Price	(19.24%)	0.09%	(6.60%)
Composite Index*	(5.31%)	4.60%	2.49%
*
S&P High Dividend Index (45%) / Alerian MLP Index (5%) / S&P Preferred Stock Index (25%) / Barclays Aggregate Bond Index (25%)

Data shown represents past performance and is no guarantee of future results. Market price and net asset value (NAV) of a Fund’s shares will fluctuate with market conditions. Current performance may be higher or lower than the performance shown.
EGIF’s Industry Allocation(3)(4)
Banks	15.47%
Real Estate Investment Trusts (REITs)	9.56%
Oil, Gas & Consumable Fuels	8.20%
Telecommunications	7.39%
Debt Fund	6.55%
Electric Utilities	5.64%
Pharmaceuticals	5.31%
Multi-Utilities	3.91%
Agriculture	3.78%
Capital Markets	3.61%
Pipelines	2.93%
Communications Equipment	2.92%
Hotels, Restaurants & Leisure	2.59%
Technology Hardware, Storage & Peripherals	2.55%
Insurance	2.33%
Commercial MBS	2.04%
Commercial Services	1.52%
Chemicals	1.38%
Household Durables	1.16%
Media	1.07%
Automobiles	0.98%
Consumer Finance	0.90%
Aerospace/Defense	0.89%
Miscellaneous Manufacturing	0.88%
Food Products	0.76%
Retail	0.74%
Venture Capital	0.72%
Forest Products & Paper	0.67%
Home Builders	0.55%
Other(5)	3.00%
(1)
As a percentage of fair value of total investments held.

(2)
Operations commenced on June 19, 2015.

(3)
As a percentage of fair value of investments, excluding short-term investments.

(4)
Industry classifications are based upon Global Industry Classification Standard (“GICS”)

(5)
Other includes all industries in the Schedule of Investments representing less than 0.50% on an individual basis.

The information shown is subject to change and is provided for informational purposes only. Information is shown as of December 31, 2018. Current information may differ from that shown.

4   Eagle Growth and Income Opportunities Fund Annual Report | December 31, 2018

Eagle Growth and Income Opportunities Fund
Schedule of Investments‡December 31, 2018

Investments	Shares	Value
COMMON STOCKS – 73.5% (49.7% of Total Investments)
Aerospace & Defense – 0.9%
Lockheed Martin Corp.	3,962	$1,037,410
Agriculture – 5.3%
Altria Group, Inc.	67,871	3,352,149
Philip Morris International, Inc.	40,752	2,720,603
Total Agriculture		6,072,752
Automobiles – 1.2%
Ford Motor Co.	186,020	1,423,053
Banks – 6.6%
Bank of Montreal (Canada)	48,719	3,183,786
Huntington Bancshares, Inc.	227,254	2,708,868
Umpqua Holdings Corp.	110,771	1,761,259
Total Banks		7,653,913
Chemicals – 1.6%
LyondellBasell Industries NV, Class A (Netherlands)	22,717	1,889,146
Communications Equipment – 4.3%
Cisco Systems, Inc.	114,094	4,943,693
Electric Utilities – 6.0%
PPL Corp.	114,621	3,247,213
Southern Co. (The)	83,537	3,668,945
Total Electric Utilities		6,916,158
Household Durables – 1.7%
Tupperware Brands Corp.	62,109	1,960,781
Multi-Utilities – 5.8%
CenterPoint Energy, Inc.	130,871	3,694,488
National Grid PLC, ADR (United Kingdom)	61,017	2,927,596
Total Multi-Utilities		6,622,084
Oil, Gas & Consumable Fuels – 4.7%
Occidental Petroleum Corp.	39,910	2,449,676
TOTAL SA, ADR (France)	57,314	2,990,645
Total Oil, Gas & Consumable Fuels		5,440,321
Pharmaceuticals – 6.9%
Merck & Co., Inc.	45,668	3,489,492
Pfizer, Inc.	103,169	4,503,327
Total Pharmaceuticals		7,992,819
Pipelines – 2.9%
Energy Transfer LP	248,653	3,284,706
Real Estate Investment Trusts (REITs) – 12.3%
Crown Castle International Corp.	27,655	3,004,162
Digital Realty Trust, Inc.	25,723	2,740,786
EPR Properties	60,433	3,869,525
See accompanying Notes to Financial Statements.
   Eagle Growth and Income Opportunities Fund Annual Report | December 31, 2018   5

Eagle Growth and Income Opportunities Fund
Schedule of Investments‡ (continued)December 31, 2018

Investments	Shares	Value
COMMON STOCKS (continued)
Real Estate Investment Trusts (REITs) (continued)
Highwoods Properties, Inc.	52,894	$2,046,469
Host Hotels & Resorts, Inc.	146,703	2,445,539
Total Real Estate Investment Trusts (REITs)		14,106,481
Technology Hardware, Storage & Peripherals – 3.2%
Seagate Technology PLC (Ireland)	95,135	3,671,260
Telecommunications – 10.1%
AT&T, Inc.	141,041	4,025,310
CenturyLink, Inc.	222,694	3,373,814
Verizon Communications, Inc.	74,509	4,188,896
Total Telecommunications		11,588,020
Total Common Stocks (Cost $96,646,346)		84,602,597
PREFERRED STOCKS – 29.0% (19.6% of Total Investments)
Banks – 15.7%
Bank of America Corp., Series W, 6.63%	20,000	508,800
Bank of America Corp., Series Y, 6.50%	40,000	1,015,200
BB&T Corp., Series E, 5.63%	40,000	934,400
BOK Financial Corp., 5.38%	30,000	684,000
Citigroup, Inc., Series J, 7.13%	20,000	523,800
Citigroup, Inc., Series K, 6.88%	40,000	1,048,800
Fifth Third Bancorp, Series I, 6.63%	40,000	1,034,800
First Horizon National Corp., Series A, 6.20%	40,000	977,600
First Republic Bank, Series I, 5.50%	56,640	1,258,541
Huntington Bancshares, Inc., Series D, 6.25%	20,000	496,400
JPMorgan Chase & Co., Series AA, 6.10%	40,000	1,021,600
JPMorgan Chase & Co., Series Y, 6.13%	40,000	1,014,000
PNC Financial Services Group, Inc. (The), Series P, 6.13%	20,000	514,800
Regions Financial Corp., Series A, 6.38%	20,000	498,800
Regions Financial Corp., Series B, 6.38%	40,000	991,600
TCF Financial Corp., Series C, 5.70%	50,000	1,142,000
US Bancorp, Series F, 6.50%	50,000	1,324,000
Wells Fargo & Co., Series Q, 5.85%	40,000	982,800
Wells Fargo & Co., Series R, 6.63%	80,000	2,102,400
Total Banks		18,074,341
Capital Markets – 5.3%
Apollo Global Management LLC, Series A, 6.38%	60,000	1,350,000
Charles Schwab Corp. (The), Series C, 6.00%	20,000	507,800
Goldman Sachs Group, Inc. (The), Series K, 6.38%	40,000	1,016,000
Morgan Stanley, Series I, 6.38%	60,000	1,513,800
Northern Trust Corp., Series C, 5.85%	20,000	496,200
Oaktree Capital Group LLC, Series A, 6.63%	10,000	229,400
State Street Corp., Series E, 6.00%	40,000	1,006,400
Total Capital Markets		6,119,600

See accompanying Notes to Financial Statements.
6   Eagle Growth and Income Opportunities Fund Annual Report | December 31, 2018

Eagle Growth and Income Opportunities Fund
Schedule of Investments‡ (continued)December 31, 2018

Investments	Shares	Value
PREFERRED STOCKS (continued)
Consumer Finance – 1.3%
Capital One Financial Corp., Series D, 6.70%	60,000	$1,521,000
Electric Utilities – 0.8%
DTE Energy Co., Series B, 5.38%	20,000	455,400
Southern Co. (The), 6.25%	20,000	510,200
Total Electric Utilities		965,600
Insurance – 3.0%
Allstate Corp. (The), Series E, 6.63%	60,000	1,507,200
Hartford Financial Services Group, Inc. (The), 7.88%	20,000	547,000
WR Berkley Corp., 5.75%	60,000	1,345,200
Total Insurance		3,399,400
Real Estate Investment Trusts (REITs) – 1.8%
EPR Properties, Series G, 5.75%	40,000	836,000
Public Storage, Series D, 4.95%	40,000	841,200
Public Storage, Series E, 4.90%	20,000	412,400
Total Real Estate Investment Trusts (REITs)		2,089,600
Venture Capital – 1.1%
Carlyle Group LP (The), Series A, 5.88%	60,000	1,222,200
Total Preferred Stocks (Cost $35,644,136)		33,391,741
MASTER LIMITED PARTNERSHIPS – 8.3% (5.6% of Total Investments)
Hotels, Restaurants & Leisure – 3.0%
Cedar Fair LP	72,111	3,410,850
Oil, Gas & Consumable Fuels – 5.3%
Enterprise Products Partners LP	123,107	3,027,201
Plains All American Pipeline LP	155,830	3,122,834
Total Oil, Gas & Consumable Fuels		6,150,035
Total Master Limited Partnerships
(Cost $11,240,910)		9,560,885
EXCHANGE-TRADED FUNDS – 9.6% (6.5% of Total Investments)
Debt Funds – 9.6%
iShares iBoxx High Yield Corporate Bond ETF(a)	44,330	3,595,163
SPDR Bloomberg Barclays High Yield Bond ETF(a)	223,420	7,504,678
Total Exchange-Traded Funds (Cost $12,474,700)		11,099,841
	Principal
CORPORATE BONDS – 23.4% (15.8% of Total Investments)
Advertising – 0.3%
WPP Finance 2010 (United Kingdom), 5.63%, 11/15/43	$300,000	296,319

See accompanying Notes to Financial Statements.
   Eagle Growth and Income Opportunities Fund Annual Report | December 31, 2018   7

Eagle Growth and Income Opportunities Fund
Schedule of Investments‡ (continued)December 31, 2018

Investments	Principal	Value
CORPORATE BONDS (continued)
Aerospace & Defense – 0.4%
BBA US Holdings, Inc., 5.38%, 05/01/26(b)	$500,000	$474,370
Agriculture – 0.3%
Reynolds American, Inc., 8.13%, 05/01/40	150,000	179,442
RJ Reynolds Tobacco Co., 8.13%, 05/01/40	125,000	143,196
Total Agriculture		322,638
Automobiles – 0.2%
Ford Motor Co., 4.75%, 01/15/43	300,000	234,058
Banks – 0.4%
Citizens Financial Group, Inc., Series C, 6.38%, (3 Month USD LIBOR + 3.16%), 04/06/24(c)	500,000	476,050
Biotechnology – 0.2%
Celgene Corp., 5.00%, 08/15/45	300,000	276,500
Building Materials – 0.2%
Masonite International Corp., 5.75%, 09/15/26(b)	300,000	283,125
Chemicals – 0.4%
Rayonier AM Products, Inc., 5.50%, 06/01/24(b)	500,000	442,500
Commercial Services – 2.2%
Ashtead Capital, Inc., 5.25%, 08/01/26(b)	250,000	243,376
Brink’s Co. (The), 4.63%, 10/15/27(b)	750,000	682,500
H&E Equipment Services, Inc., 5.63%, 09/01/25	750,000	690,938
IHS Markit Ltd. (United Kingdom), 4.75%, 08/01/28	750,000	730,125
United Rentals North America, Inc., 4.88%, 01/15/28	250,000	219,375
Total Commercial Services		2,566,314
Distribution/Wholesale – 0.2%
HD Supply, Inc., 5.38%, 10/15/26(b)	250,000	242,812
Electric Utilities – 1.5%
CenterPoint Energy, Inc., Series A, 6.13%, (3 Month USD LIBOR + 3.27%), 09/01/23(c)	500,000	490,000
Clearway Energy Operating LLC, 5.75%, 10/15/25(b)	750,000	714,375
Exelon Generation Co. LLC, 5.75%, 10/01/41	300,000	296,444
Iberdrola International BV (Netherlands), 6.75%, 07/15/36	150,000	177,102
Total Electric Utilities		1,677,921
Environmental Control – 0.1%
Browning-Ferris Industries, Inc., 7.40%, 09/15/35	131,000	168,249
Food Products – 1.1%
Conagra Brands, Inc., 7.13%, 10/01/26	300,000	340,085
Conagra Brands, Inc., 4.85%, 11/01/28	500,000	493,058
Kraft Heinz Foods Co., 5.20%, 07/15/45	300,000	275,991
Kroger Co. (The), 6.90%, 04/15/38	150,000	175,126
Total Food Products		1,284,260

See accompanying Notes to Financial Statements.
8   Eagle Growth and Income Opportunities Fund Annual Report | December 31, 2018

Eagle Growth and Income Opportunities Fund
Schedule of Investments‡ (continued)December 31, 2018

Investments	Principal	Value
Food Service – 0.6%
Aramark Services, Inc., 4.75%, 06/01/26	$750,000	$707,812
Forest Products & Paper – 1.0%
Mercer International, Inc. (Canada), 5.50%, 01/15/26	1,000,000	902,500
Schweitzer-Mauduit International, Inc., 6.88%, 10/01/26(b)	250,000	235,937
Total Forest Products & Paper		1,138,437
Healthcare - Services – 0.5%
HCA, Inc., 5.38%, 09/01/26	100,000	96,656
HCA, Inc., 5.63%, 09/01/28	400,000	384,750
Humana, Inc., 8.15%, 06/15/38	100,000	139,134
Total Healthcare - Services		620,540
Home Builders – 0.8%
Lennar Corp., 4.75%, 11/29/27	500,000	453,750
PulteGroup, Inc., 5.50%, 03/01/26	500,000	482,500
Total Home Builders		936,250
Hotels, Restaurants & Leisure – 0.8%
GLP Capital LP/GLP Financing II, Inc., 5.30%, 01/15/29	500,000	491,728
Hilton Domestic Operating Co., Inc., 5.13%, 05/01/26(b)	500,000	482,075
Total Hotels, Restaurants & Leisure		973,803
Insurance – 0.5%
Assurant, Inc., 6.75%, 02/15/34	150,000	170,751
CNO Financial Group, Inc., 5.25%, 05/30/25	211,000	201,505
Protective Life Corp., 8.45%, 10/15/39	125,000	170,879
Total Insurance		543,135
Machinery – 0.2%
Stevens Holding Co., Inc., 6.13%, 10/01/26(b)	250,000	245,937
Media – 1.6%
Charter Communications Operating LLC/Charter Communications Operating Capital, 3.75%, 02/15/28	750,000	680,773
Charter Communications Operating LLC/Charter Communications Operating Capital, 6.38%, 10/23/35	300,000	309,150
Discovery Communications LLC, 4.88%, 04/01/43	300,000	265,266
Time Warner Cable LLC, 7.30%, 07/01/38	150,000	163,628
Time Warner Cable LLC, 5.88%, 11/15/40	100,000	94,221
Viacom, Inc., 5.85%, 09/01/43	300,000	295,369
Total Media		1,808,407
Mining – 0.2%
Barrick North America Finance LLC, 7.50%, 09/15/38	150,000	182,663
Miscellaneous Manufacturing – 1.3%
EnPro Industries, Inc., 5.75%, 10/15/26(b)	500,000	484,375
Koppers, Inc., 6.00%, 02/15/25(b)	750,000	665,625
Trinity Industries, Inc., 4.55%, 10/01/24	400,000	348,113
Total Miscellaneous Manufacturing		1,498,113

See accompanying Notes to Financial Statements.
   Eagle Growth and Income Opportunities Fund Annual Report | December 31, 2018   9

Eagle Growth and Income Opportunities Fund
Schedule of Investments‡ (continued)December 31, 2018

Investments	Principal	Value
Office & Business Equipment – 0.2%
Xerox Corp., 6.75%, 12/15/39	$300,000	$236,265
Oil & Gas Services – 0.7%
HollyFrontier Corp., 5.88%, 04/01/26	750,000	765,957
Oil, Gas & Consumable Fuels – 2.0%
Apache Corp., 6.00%, 01/15/37	167,000	166,666
Ascent Resources Utica Holdings LLC/ARU Finance Corp., 7.00%, 11/01/26(b)	650,000	594,750
Cenovus Energy, Inc. (Canada), 6.75%, 11/15/39	150,000	148,845
Enbridge Energy Partners LP, Series B, 7.50%, 04/15/38	150,000	184,355
Oasis Petroleum, Inc., 6.25%, 05/01/26(b)	350,000	295,750
Plains All American Pipeline LP/PAA Finance Corp., 4.30%, 01/31/43	300,000	240,000
Southwestern Energy Co., 4.95%, 01/23/25	100,000	90,437
Southwestern Energy Co., 7.50%, 04/01/26	600,000	574,284
Total Oil, Gas & Consumable Fuels		2,295,087
Pharmaceuticals – 0.9%
Andeavor Logistics LP, Series A, 6.88%, (3 Month USD LIBOR + 4.65%), 02/15/23(c)	750,000	667,500
Express Scripts Holding Co., 6.13%, 11/15/41	300,000	341,911
Total Pharmaceuticals		1,009,411
Pipelines – 1.5%
Cheniere Energy Partners LP, 5.63%, 10/01/26(b)	250,000	234,063
Enable Midstream Partners LP, 4.95%, 05/15/28	750,000	712,628
EQT Midstream Partners LP, 5.50%, 07/15/28	750,000	734,505
Total Pipelines		1,681,196
Retail – 1.1%
Party City Holdings, Inc., 6.63%, 08/01/26(b)	800,000	722,000
QVC, Inc., 4.45%, 02/15/25	300,000	277,892
Yum! Brands, Inc., 5.35%, 11/01/43	300,000	250,500
Total Retail		1,250,392
Semiconductors – 0.3%
KLA-Tencor Corp., 5.65%, 11/01/34	300,000	305,264
Technology Hardware, Storage & Peripherals – 0.5%
Hewlett-Packard Co., 6.00%, 09/15/41	300,000	297,319
Seagate HDD Cayman (Cayman Islands), 4.88%, 06/01/27	400,000	343,583
Total Technology Hardware, Storage & Peripherals		640,902
Telecommunications – 0.8%
Anixter, Inc., 6.00%, 12/01/25(b)	250,000	247,812
AT&T, Inc., 6.38%, 03/01/41	395,000	424,593
AT&T, Inc., 4.35%, 06/15/45	300,000	255,122
Total Telecommunications		927,527

See accompanying Notes to Financial Statements.
10   Eagle Growth and Income Opportunities Fund Annual Report | December 31, 2018

Eagle Growth and Income Opportunities Fund
Schedule of Investments‡ (continued)December 31, 2018

Investments	Principal	Value
Toys, Games & Hobbies – 0.1%
Hasbro, Inc., 5.10%, 05/15/44	$150,000	$137,133
Trucking & Leasing – 0.3%
AerCap Global Aviation Trust (Ireland), 6.50%, (3 Month USD LIBOR + 4.30%), 06/15/45(b)(c)	300,000	298,500
Total Corporate Bonds (Cost $28,434,396)		26,947,847
MORTGAGE BACKED SECURITIES (MBS) – 3.0% (2.0% of Total Investments)
Commercial MBS – 3.0%
COMM 2012-CCRE4 Mortgage Trust, Class D, Series 2012-CR4, 10/15/45, 4.57%(b)(d)	420,000	211,570
GS Mortgage Securities Trust, Class D, Series 2013-GC13, 07/12/46, 4.08%(b)(d)	300,000	281,472
JP MBB Commercial Mortgage Securities Trust, Class D, Series 2013-C12, 07/17/45, 4.10%(d)	250,000	233,808
JP Morgan Chase Commercial Mortgage Securities Corp., Class E, Series 2012-LC9, 12/17/47, 4.37%(b)(d)	400,000	371,492
JP Morgan Chase Commercial Mortgage Securities Trust, Class D, Series 2010-C2, 11/18/43, 5.60%(b)(d)	140,000	137,130
JP Morgan Chase Commercial Mortgage Securities Trust, Class D, Series 2011-C5, 08/15/46, 5.41%(b)(d)	400,000	394,979
JP Morgan Chase Commercial Mortgage Securities Trust, Class E, Series 2012-CBX, 06/15/45, 5.19%(b)(d)	400,000	365,377
JP Morgan Chase Commercial Mortgage Securities Trust, Class E, Series 2012-C8, 10/17/45, 4.65%(b)(d)	100,000	93,359
Morgan Stanley Bank of America Merrill Lynch Trust, Class D, Series 2013-C7, 02/15/46, 4.22%(b)(d)	250,000	226,515
Morgan Stanley Bank of America Merrill Lynch Trust, Class D, Series 2013-C11, 08/15/46, 4.34%(b)(d)	250,000	198,557
WFRBS Commercial Mortgage Trust, Class D, Series 2013-C11, 03/15/45, 4.27%(b)(d)	200,000	190,957
WFRBS Commercial Mortgage Trust, Class D, Series 2012-C10, 12/15/45, 4.44%(b)(d)	140,000	111,543
WFRBS Commercial Mortgage Trust, Class D, Series 2013-C14, 06/15/46, 3.98%(b)(d)	400,000	357,424
WFRBS Commercial Mortgage Trust, Class D, Series 2013-C17, 12/17/46, 5.06%(b)(d)	300,000	286,965
Total Mortgage Backed Securities (MBS) (Cost $3,881,275)		3,461,148
MUNICIPAL BOND – 0.3% (0.2% of Total Investments)
Health Care Authority For Baptist Health (The), 5.50%, 11/15/43 (Cost $305,292)	300,000	325,758

See accompanying Notes to Financial Statements.
   Eagle Growth and Income Opportunities Fund Annual Report | December 31, 2018   11

Eagle Growth and Income Opportunities Fund
Schedule of Investments‡ (continued)December 31, 2018

Investments	Shares	Value
MONEY MARKET FUND – 0.6% (0.4% of Total Investments)
Morgan Stanley Institutional Liquidity Treasury Portfolio – Institutional Share Class, 2.33%(e) (Cost $703,122)	703,122	$703,122
Total Investments – 147.7% (Cost $189,330,177)		170,092,939
Line of Credit Payable – (48.5)%		(55,800,000)
Other Assets in Excess of Liabilities – 0.8%		838,732
Net Assets – 100.0%		$115,131,671

ADR - American Depositary Receipt
ETF - Exchange Traded Fund
LLC - Limited Liability Company
LP - Limited Partnership
PLC - Public Limited Company
‡
Securities are U.S. securities, unless otherwise noted below.

(a)
Security represents an ETF which invests primarily in debt securities and is considered a debt security for purposes of the Fund’s allocation between equity and debt securities.

(b)
Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Total fair value of Rule 144A securities amounts to $10,817,222 which represents approximately 9.4% of net assets as of December 31, 2018. Unless otherwise noted, 144A securities are deemed to be liquid.

(c)
Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2018. The information in parenthesis represents the benchmark and reference rate for each relevant security and the rate floats based upon the reference rate and spread.

(d)
Adjustable rate security with an interest rate that is not based on a published reference index and spread. The rate is based on the structure of the agreement and current market conditions. These securities do not indicate a reference rate and spread in their descriptions.

(e)
Rate shown reflects the 7-day yield as of December 31, 2018.

See accompanying Notes to Financial Statements.
12   Eagle Growth and Income Opportunities Fund Annual Report | December 31, 2018

Eagle Growth and Income Opportunities Fund
Schedule of Investments‡ (concluded)December 31, 2018

SUMMARY OF SCHEDULE OF INVESTMENTS	% of Net Assets
Advertising	0.3%
Aerospace & Defense	1.3
Agriculture	5.6
Automobiles	1.4
Banks	22.7
Biotechnology	0.2
Building Materials	0.2
Capital Markets	5.3
Chemicals	2.0
Commercial MBS	3.0
Commercial Services	2.2
Communications Equipment	4.3
Consumer Finance	1.3
Debt Funds	9.6
Distribution/Wholesale	0.2
Electric Utilities	8.3
Environmental Control	0.1
Food Products	1.1
Food Service	0.6
Forest Products & Paper	1.0
Healthcare - Services	0.5
Home Builders	0.8
Hotels, Restaurants & Leisure	3.8
Household Durables	1.7
Insurance	3.5
Machinery	0.2
Media	1.6
Mining	0.2
Miscellaneous Manufacturing	1.3
Money Market Fund	0.6
Multi-Utilities	5.8
Municipal Bond	0.3
Office & Business Equipment	0.2
Oil & Gas Services	0.7
Oil, Gas & Consumable Fuels	12.0
Pharmaceuticals	7.8
Pipelines	4.4
Real Estate Investment Trusts (REITs)	14.1
Retail	1.1
Semiconductors	0.3
Technology Hardware, Storage & Peripherals	3.7
Telecommunications	10.9
Toys, Games & Hobbies	0.1
Trucking & Leasing	0.3
Venture Capital	1.1
Total Investments	147.7
Line of Credit Payable	(48.5)
Other Assets in Excess of Liabilities	0.8
Net Assets	100.0%

See accompanying Notes to Financial Statements.
   Eagle Growth and Income Opportunities Fund Annual Report | December 31, 2018   13

Eagle Growth and Income Opportunities Fund Statement of Assets and Liabilities	December 31, 2018
ASSETS:
Investments, at value (cost $189,330,177)	$170,092,939
Cash	143,333
Dividends receivable	685,376
Interest receivable	458,392
Tax reclaims receivable	72,199
Prepaid expenses	37,904
Total Assets	171,490,143
LIABILITIES:
Line of Credit Payable (Note 4)	55,800,000
Interest payable (Note 4)	211,946
Advisory fee payable (Note 5)	128,365
Investor support services fee payable (Note 5)	7,551
Compliance fee payable (Note 5)	4,168
Other accrued expenses	206,442
Total Liabilities	56,358,472
NET ASSETS	$115,131,671
NET ASSETS CONSIST OF:
Paid-in capital	$135,342,154
Total accumulated loss(a)	(20,210,483)
NET ASSETS	$115,131,671
Common Shares Outstanding (unlimited shares authorized; $0.001 per share par value)	7,180,875
Net asset value, Per Share	$16.03

(a)
Effective December 31, 2018, the Funds have adopted disclosure requirements conforming to SEC Rule 6-04.17 of Regulation S-X in which the SEC eliminated the requirement to disclose undistributed/(overdistributed) net investment income. (See Note 10)

See accompanying Notes to Financial Statements.
14   Eagle Growth and Income Opportunities Fund Annual Report | December 31, 2018

Eagle Growth and Income Opportunities Fund Statement of Operations	For the Year Ended December 31, 2018
INVESTMENT INCOME:
Dividend income (net of foreign tax withheld $64,415)	$7,591,359
Interest income	1,706,415
Total Income	9,297,774
EXPENSES:
Advisory fees (Note 5)	1,768,480
Interest expense (Note 4)	1,704,847
Professional fees	324,910
Trustees fees (Note 5)	132,000
Administration fees	116,910
Investor support services fees (Note 5)	132,893
Printing and postage	41,868
Compliance fees (Note 5)	39,429
Insurance fees	37,751
Custody fees	25,000
Transfer agent fees	24,908
NYSE Listing fees	23,750
Sub-advisory fees (Note 5)	18,750
Other expenses	58,496
Total Expenses	4,449,992
Investor support service waiver (Note 5)	(22,173)
Net Expenses	4,427,819
Net Investment Income	4,869,955
NET REALIZED AND CHANGE IN UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized loss on investments	(361,118)
Net realized gain on foreign currency	1,395
Total net realized loss	(359,723)
Net change in unrealized depreciation on investments	(24,002,525)
Net change in unrealized depreciation on foreign currency	(196)
Total net change in unrealized loss	(24,002,721)
Net realized and change in unrealized loss on investments and foreign currency	(24,362,444)
Net Decrease in Net Assets Resulting From Operations	$(19,492,489)

See accompanying Notes to Financial Statements.
   Eagle Growth and Income Opportunities Fund Annual Report | December 31, 2018   15

Eagle Growth and Income Opportunities Fund Statement of Changes in Net Assets	Year Ended December 31, 2018	Year Ended December 31, 2017
OPERATIONS:
Net investment income	$4,869,955	$4,810,382
Net realized gain (loss) on investments and foreign currency	(359,723)	2,827,053
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(24,002,721)	4,266,978
Net increase (decrease) in net assets resulting from operations	(19,492,489)	11,904,413
Distributions to shareholders*	(5,782,572)	(7,008,534)**
Return of capital	(708,939)	—
Net increase (decrease) in net assets	(25,984,000)	4,895,879
NET ASSETS:
Beginning of year	141,115,671	136,219,792***
End of year	$115,131,671	$141,115,671

Effective December 31 2018, the Fund has adopted disclosure requirements conforming to SEC Rule 6-04.17 of Regulation S-X in which the SEC eliminated the requirement to disclose undistributed/(overdistributed) net investment income. (See Note 10)
*
Distributions to shareholders generally come from: (a) investment income, net; (b) realized gain from investment transactions, net; and (c) other sources, except for those that represent return of taxes on capital distributions, which shall be disclosed separately.

**
For the year ended December 31, 2017, distributions to shareholders includes distributions from net investment income and realized gains of  $6,778,746 and $229,788, respectively. Such amounts were amended to conform with the presentation of Regulation S-X 6-09.3 as further discussed in Note 10.

***
Includes accumulated net investment loss of  $(80,026) at December 31, 2017.

See accompanying Notes to Financial Statements.
16   Eagle Growth and Income Opportunities Fund Annual Report | December 31, 2018

Eagle Growth and Income Opportunities Fund Statement of Cash Flows	For the Year Ended December 31, 2018
Cash Flows From Operating Activities:
Net decrease in net assets from operations	$(19,492,489)
Adjustments to reconcile net decrease in net assets from operations to net cash provided by operating activities:
Purchases of long-term investments	(61,239,410)
Proceeds from sales of long-term investments	57,354,388
Net increase in short-term investments	(259,339)
Net change in unrealized depreciation on investments	24,002,525
Net accretion/amortization of premium or discount	15,036
Net realized gain on investments	361,118
Increase in dividend receivable	(32,901)
Increase in interest receivable	(125,467)
Increase in tax reclaim receivable	(25,462)
Increase in prepaid expenses	(8,505)
Decrease in advisory fee payable	(41,523)
Increase in interest payable	158,032
Decrease in sub-advisory fee payable	(18,750)
Decrease in investor support services fee payable	(8,629)
Increase in compliance fee payable	1,871
Increase in other accrued expenses	82,640
Net cash provided by operating activities	723,135
Cash Flows from Financing Activities:
Proceeds from borrowings	8,000,000
Repayment of borrowings	(2,200,000)
Distributions paid	(6,491,511)
Net cash used by financing activities	(691,511)
Net increase in cash	31,624
Cash, beginning of year	111,709
Cash, end of year	$143,333
Supplemental disclosure of cash flow information:
Cash paid for interest on borrowings	$1,546,815

See accompanying Notes to Financial Statements.
   Eagle Growth and Income Opportunities Fund Annual Report | December 31, 2018   17

Eagle Growth and Income Opportunities Fund Financial Highlights	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	For the Period June 19, 2015 Through December 31, 2015
Common Shares
Per Share Operating Performance:
Net asset value, beginning of period	$19.65	$18.97	$17.77	$19.06
Operations:
Net investment income(1)	0.68	0.67	0.69	0.35
Net realized and unrealized gain (loss) on investments, written call options and foreign currency	(3.39)	0.99	1.64	(1.09)
Total gain (loss) from investment operations	(2.71)	1.66	2.33	(0.74)
Distributions to shareholders from:
Net investment income	(0.75)	(0.95)	(1.01)	(0.55)
Realized gains	(0.06)	(0.03)	—	—
Return of capital	(0.10)	—	(0.12)	—
Total distributions to shareholders	(0.91)	(0.98)	(1.13)	(0.55)
Net asset value per share, end of period	$16.03	$19.65	$18.97	$17.77
Market price per share, end of period	$12.62	$16.59	$16.22	$15.16
Total return:(2)
Net asset value	(14.30)%	8.88%	13.32%	(3.93)%
Market value	(19.24)%	8.32%	14.61%	(21.67)%
Ratios/Supplemental Data:
Net assets, end of period (000)	$115,132	$141,116	$136,220	$127,636
Ratio of total expenses, to average net assets	3.35%	2.89%	2.68%	2.62%(3)
Ratio of net expenses, to average net assets	3.33%	2.89%	2.68%	2.62%(3)
Ratio of total waivers to average net assets	0.02%	—	—	—
Ratio of net investment income, to average net assets	3.66%	3.44%	3.66%	3.55%(3)
Portfolio turnover rate	30%	11%	19%	22%
Borrowings:
Aggregate principal amount, end of period (000s)	$55,800	$50,000	$45,000	$45,000
Average borrowings outstanding during the period (000s)	$57,312	$45,425	$45,000	$44,683
Asset coverage, end of period per $1,000 of debt(4)	$3,063	$3,822	$4,027	$3,836

Note: The financial ratios do not reflect the Fund’s share of income and expenses of the underlying exchange traded funds.
1.
Based on average daily shares outstanding.

2.
Total investment return does not reflect brokerage commissions. Total return based on net asset value reflects changes in the Fund’s net asset value during each period. Total return based on market value reflects changes in market value. Each figure assumes that dividend and capital gain distributions, if any, were reinvested. For NAV total returns, distributions are assumed to be reinvested at NAV on the distribution date. For market value total returns, distributions are assumed to be reinvested at the prices obtained under the Fund’s Dividend Reinvestment Plan. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund’s shares traded during the period.

3.
Annualized.

4.
Asset coverage equals the total net assets plus borrowings divided by the borrowings of the Fund outstanding at period end (Note 4). As debt outstanding changes, level of invested assets may change accordingly. Asset coverage ratio provides a measure of leverage.

See accompanying Notes to Financial Statements.
18   Eagle Growth and Income Opportunities Fund Annual Report | December 31, 2018

Eagle Growth and Income Opportunities Fund
Notes to Financial StatementsDecember 31, 2018

1. ORGANIZATION AND OPERATIONS
Eagle Growth and Income Opportunities Fund (the “Fund”) is a diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund is a statutory trust established under the laws of Delaware by a certificate of Trust dated April 22, 2013. The Fund commenced operations on June 19, 2015.
The Fund’s investment objective is to provide total return through a combination of current income and capital appreciation. Under normal market conditions, the Fund will invest at least 80% of its Managed Assets, defined as the total assets of the Fund (including any assets attributable to borrowings for investment purposes), minus the sum of the Fund’s accrued liabilities (other than liabilities representing borrowings for investment purposes), in dividend or other income paying equity securities and debt securities, excluding securities that distribute a return of capital, original issue discount bonds and payment-in-kind debt instruments.
Four Wood Capital Advisors LLC (the “Adviser” or “FWCA”) serves as the Fund’s investment adviser. FWCA has engaged Eagle Asset Management, Inc. (“Eagle”), a wholly-owned subsidiary of Raymond James Financial, Inc., as a sub-adviser (“Sub-advisor”) for the Fund, responsible for the management of the Fund’s portfolio of equity and debt securities.
2. SIGNIFICANT ACCOUNTING POLICIES
The Fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The Fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the Fund’s investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The Fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.
The following summarizes the significant accounting policies followed by the Fund in the preparation of its financial statements.
Securities Valuation
The Fund holds portfolio securities that are fair valued at the close of each day on the New York Stock Exchange (“NYSE”), normally at 4:00 P.M., Eastern Time. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Trustees (the “Board”) has delegated fair valuation responsibilities to a valuation committee (the “Committee”), subject to the Board’s supervision and direction, through the adoption of procedures for valuation of the Fund’s securities (the “Valuation Procedures”). The Committee consists of certain designated individuals of the Fund’s Adviser and Sub-adviser. Under the current Valuation Procedures, the Committee is responsible for, among other things, determining and monitoring the value of the Fund’s assets. The Valuation Procedures allow the Fund to utilize independent pricing vendor services, quotations from market makers and other valuation methods in events when market quotations are not readily available or not representative of the fair value of the securities.
The Fund’s securities are valued by various methods, as described below:
Exchange traded securities are valued at the last quoted sales price as of the close of the exchange or, in the absence of a sale, the closing bid price, with the exception that for securities traded on the London Stock Exchange and National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”), those securities are valued at the official closing price.
   Eagle Growth and Income Opportunities Fund Annual Report | December 31, 2018   19

Eagle Growth and Income Opportunities Fund
Notes to Financial Statements (continued)December 31, 2018

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Fixed income securities are valued at prices supplied by the Fund’s pricing agent based on broker-dealer supplied valuations, or in the absence of broker-dealer supplied valuations, matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity.
Money market funds are valued at their net asset value.
Fair Value Measurement
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:
Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities at the measurement date.
Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, quoted prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.
Level 3 — Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions that a market participant would use in valuing the asset or liability based on the best information available.
Investments that use Level 2 or Level 3 inputs may include, but are not limited to: (i) an unlisted security related to corporate actions; (ii) a restricted security (e.g., one that may not be publicly sold without registration under the Securities Act of 1933 as amended); (iii) a security whose trading has been suspended or which has been de-listed from its primary trading exchange; (iv) a security that is thinly traded; (v) a security in default or bankruptcy proceedings for which there is no current market quotation; (vi) a security affected by currency controls or restrictions; and (vii) a security affected by a significant event (e.g., an event that occurs after the close of the markets on which the security is traded but before the time as of which a Fund’s net asset value is computed and that may materially affect the value of the Fund’s investment). Examples of events that may be “significant events” are government actions, natural disasters, armed conflicts and acts of terrorism.
The categorization of a value determined for investments is based on the pricing transparency of the investment and does not necessarily correspond to the Fund’s perceived risk of investing in those securities.
The valuation techniques used by the Fund to measure fair value during the year ended December 31, 2018 were intended to maximize the use of observable inputs and to minimize the use of unobservable inputs.
20   Eagle Growth and Income Opportunities Fund Annual Report | December 31, 2018

Eagle Growth and Income Opportunities Fund
Notes to Financial Statements (continued)December 31, 2018

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

The following table summarizes the valuation of the Fund’s investments under the fair value hierarchy levels as of December 31, 2018:
	Level 1	Level 2	Level 3	Total
Assets Type
Common Stocks*	$84,602,597	$—	$—	$84,602,597
Preferred Stocks
Banks	16,412,741	1,661,600	—	18,074,341
Capital Markets	6,119,600	—	—	6,119,600
Consumer Finance	1,521,000	—	—	1,521,000
Electric Utilities	965,600	—	—	965,600
Insurance	3,399,400	—	—	3,399,400
Real Estate Investment Trusts (REITs)	2,089,600	—	—	2,089,600
Venture Capital	1,222,200	—	—	1,222,200
Corporate Bonds*	—	26,947,847	—	26,947,847
Exchange-Traded Funds*	11,099,841	—	—	11,099,841
Master Limited Partnerships*	9,560,885	—	—	9,560,885
Mortgage Backed Securities*	—	3,461,148	—	3,461,148
Municipal Bond*	—	325,758	—	325,758
Money Market Fund	703,122	—	—	703,122
Total Investments	$137,696,586	$32,396,353	$—	$170,092,939

*
Please refer to the Schedule of Investments for breakdown of valuations by industry

The Fund held no Level 3 securities during the year ended December 31, 2018.
Cash
The Fund’s cash is maintained with a major United States financial institution, which is a member of the Federal Deposit Insurance Corporation. The Fund’s cash balance may exceed insurance limits at times.
Investment Transactions and Investment Income
Investment transactions are accounted for on the trade date. Interest income, adjusted for the accretion of discount and amortization of premiums, is recorded on an accrual basis. Realized gains and losses on investments, if any, are determined on an identified cost basis. Dividend income is recorded on the ex-dividend date. Paydown gains and losses are netted and recorded as interest income on the Statement of Operations. The difference between cost and fair value on open investments is reflected as unrealized gain (loss) on investments, and any change in that amount from prior period is reflected as change in unrealized gain (loss) on investment in the accompanying statement of operations.
Interest Expense
Interest expense primarily relates to the Fund’s borrowings and is recorded on an accrual basis.
Federal Income Tax Information
The Fund intends to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its earnings to its shareholders.
Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole.
   Eagle Growth and Income Opportunities Fund Annual Report | December 31, 2018   21

Eagle Growth and Income Opportunities Fund
Notes to Financial Statements (continued)December 31, 2018

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Fund management has determined that the Fund has not taken any uncertain tax positions that require adjustment to the financial statements. The Fund will file income tax returns in the U.S. federal jurisdiction and tax returns in certain other jurisdictions. As of December 31, 2018, the tax years ended December 31, 2015, 2016, 2017 and 2018 remains subject to examination by the Fund’s major tax jurisdictions. As of December 31, 2018, the fund is not subject to examination by the Fund’s major tax jurisdictions.
Distributions
The Fund intends to make regular monthly cash distributions of all or a portion of its investment company taxable income (which includes ordinary income and short-term capital gains) to common shareholders. The Fund also intends to pay any “net capital gains” (which is the excess of net long-term capital gains over net short-term capital losses) annually. Distributions to shareholders are recorded on the ex-dividend date. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as distributions to shareholders from return of capital.
Foreign Currency Translation
The books and records of the Fund are maintained in U.S. Dollars. The Fund’s assets and liabilities in foreign currencies are translated into U.S. Dollars at the prevailing exchange rate at the valuation date. Transactions denominated in foreign currencies are translated into U.S. Dollars at the prevailing exchange rate on the date of the transaction. The Funds’ income earned and expense incurred in foreign denominated currencies are translated into U.S. Dollars at the prevailing exchange rate on the date of such activity.
The Fund does not isolate that portion of the results of operations arising from changes in the foreign exchange rates on from the fluctuations that result from changes in the market prices of investments held or sold during the period. Accordingly, such foreign currency gains (losses) are included in the reported net realized gain (loss) from transactions in investment securities and net change in unrealized appreciation (depreciation) on investment securities on the Statements of Operations.
Realized gains (losses) from settlement of foreign currency transactions reported on the Statements of Operations arise from a change between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books on the transaction date and the U.S. Dollar equivalent of the amounts actually received or paid. Changes in unrealized appreciation (depreciation) on foreign currency translations reported on the Statements of Operations arise from changes (due to the changes in the exchange rate) in the value of assets and liabilities (other than investments) denominated in foreign currencies, which are held at period end.
Indemnifications
Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.
3. FINANCIAL DERIVATIVE INSTRUMENTS
The Fund is authorized to invest in certain derivative instruments, including options. The Fund records derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. During the year ended December 31, 2018, the Fund had no options activity.
Options
The Fund may write call options on broad-based indices of securities and sectors of securities. An index call option gives the holder of the option, in return for a premium, the right to any appreciation in the value of the index over a fixed price (the exercise price) on or before a certain date in the future (the expiration date).
22   Eagle Growth and Income Opportunities Fund Annual Report | December 31, 2018

Eagle Growth and Income Opportunities Fund
Notes to Financial Statements (continued)December 31, 2018

3. FINANCIAL DERIVATIVE INSTRUMENTS (continued)

The Fund may also write and purchase put options on individual stocks. A put option gives the holder of the option, in return for a premium, the right, but not the obligation, to sell a stock at a specified price (the strike) on or before a certain date in the future (the expiration date).
The Fund, as writer of an index call option, has no control over whether the underlying instrument may be sold (called) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is also the risk that the Fund may not be able to enter into a closing transaction because of an illiquid market.
The purchase of options involves the risk of loss of all or a part of the cash paid for the options (the premium). The market risk associated with purchasing options is limited to the premium paid. When the Fund purchases an option, an amount equal to the premium paid (the premium plus commission) is recognized as a component of  “Options purchased, at value” on the Statement of Assets and Liabilities. The changes in values of options purchased during the period are recognized as a component of  “Net change in unrealized appreciation (depreciation) on investments” on the Statement of Operations. When a purchased option expires or the Fund enters into a closing purchase transaction, the difference between the net premium paid and any amount received on executing a closing sale transaction, less commission, is recognized as a component of  “Net realized gain (loss) on investments” on the Statement of Operations.
When a Fund writes an option, an amount equal to the net premium received (the premium less commission) received is recorded as a liability in “Options written, at value” on the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current value of the written option until the option is exercised or expires or the Fund enters into a closing purchase transaction. The changes in values of the options written during the period are recognized as a component of  “Net change in unrealized appreciation (depreciation) on written call and put options” on the Statement of Operations. When an option is exercised or expires or a Fund enters into a closing purchase transaction, the difference between the net premium received, and any amount paid at expiration or on executing a closing purchase transaction, including commission, is recognized as a component of  “Net realized gain (loss) on written call and put options” on the Statement of Operations. The Fund, as writer of options, has no control over whether the underlying instrument may be sold (called) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is also the risk that the Fund may not be able to enter into a closing transaction because of an illiquid market.
Upon writing an option, the Fund is required to pledge an amount of cash or securities, as determined by the broker, as collateral. As of December 31, 2018, the Fund held no written call or put options.
There are no master netting or similar arrangement in place for written option contracts.
Derivative Risks
The risks of using the various types of derivatives in which the Fund may engage include the risk that movements in the value of the derivative may not fully offset or complement instruments currently held in the Fund in the manner intended by the Adviser, the risk that the counterparty to a derivative contract may fail to comply with its obligations to the Fund, the risk that there may not be a liquid secondary market for the derivative at a time when the Fund would look to disengage the position, the risk that additional capital from the Fund may be called upon to fulfill the conditions of the derivative contract, the risk that the use of derivatives may induce leverage in the Fund, and the risk that the cost of the derivative may reduce the overall returns experienced by the Fund.
   Eagle Growth and Income Opportunities Fund Annual Report | December 31, 2018   23

Eagle Growth and Income Opportunities Fund
Notes to Financial Statements (continued)December 31, 2018

4. BORROWINGS
The Fund maintains a $60 million credit facility with Societe Generale, New York Branch (the “Credit Facility”) expiring on July 21, 2020. The Credit Facility bears an unused commitment fee on the unused portion of the credit facility (the “Unused Facility Amount”) equal to 0.45% on any day that the outstanding principal balance is less than 75% of the Credit Facility. The per annum rate of interest for borrowings under the Credit Facility is equal to the London Interbank Offered Rate LIBOR for one month plus 0.95% per annum and is payable monthly. In accordance with the 1940 Act, the Fund’s borrowings under the Credit Facility will not exceed 33 1∕3% of the Fund’s Managed Assets at the time of borrowing. Borrowings under the Credit Facility are secured by the Fund’s assets as collateral.
At December 31, 2018, the Fund had borrowings outstanding of  $55,800,000 at an interest rate of 3.29%. For the year ended December 31, 2018, the Fund did not incur any unused commitment fees as the outstanding principal balance exceeded 75% of the Credit Facility and the Amended Credit Facility. For the year ended December 31, 2018, the average borrowings and average interest rate under the Credit Facility and the Amended Credit Facility were $57,312,329 and 2.93%, respectively. As of December 31, 2018, the Fund’s effective leverage represented 32.6% of the Fund’s Managed Assets. Due to the short term nature of the Credit Facility, face value approximates fair value at December 31, 2018.
Under the Credit Facility, the Fund has agreed to certain covenants and additional investment limitations while the leverage is outstanding. The Fund agrees to maintain asset coverage of three times outstanding borrowings and eligible collateral coverage of two times outstanding borrowings.
The Fund utilizes the Credit Facility to increase its assets available for investment. When the Fund leverages its assets, common shareholders bear the fees associated with the Credit Facility and have the potential to benefit from or be disadvantaged by the use of leverage. The investment advisory fee is also increased in dollar terms from the use of leverage. Consequently, the Fund and the Adviser may have differing interests in determining whether to leverage the Fund’s assets. Leverage creates risks that may adversely affect the return for the holders of common shares, including:
•
the likelihood of greater volatility of net asset value and market price of common shares;

•
fluctuations in the interest rate paid for the use of the credit facility;

•
increased operating costs, which may reduce the Fund’s total return;

•
the potential for a decline in the value of an investment acquired through leverage, while the Fund’s obligations under such leverage remains fixed; and

•
the Fund is more likely to have to sell securities in a volatile market in order to meet asset coverage or other debt compliance requirements.

To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the Fund’s return will be greater than if leverage had not been used; conversely, returns would be lower if the cost of the leverage exceeds the income or capital appreciation derived.
In addition to the risks created by the Fund’s use of leverage, the Fund is subject to the risk that it would be unable to timely, or at all, obtain replacement financing if the Credit Facility is terminated. Were this to happen, the Fund would be required to de-leverage, selling securities at a potentially inopportune time and incurring tax consequences. Further, the Fund’s ability to generate income from the use of leverage would be adversely affected.
24   Eagle Growth and Income Opportunities Fund Annual Report | December 31, 2018

Eagle Growth and Income Opportunities Fund
Notes to Financial Statements (continued)December 31, 2018

5. MANAGEMENT FEES, ADMINISTRATIVE FEES AND OTHER AGREEMENTS
The Adviser administers the business and also selects (subject to Board approval), contracts with and compensates Eagle to manage the investment and reinvestment of the assets of the Fund. The Adviser does not itself manage the Fund’s portfolio of assets but has ultimate responsibility to oversee Eagle. In this connection, the Adviser monitors Eagle’s management of the Fund’s investment operations in accordance with the investment objectives and related policies of the Fund, reviews Eagle’s performance and reports periodically on such performance to the Board.
The Fund pays the Adviser as compensation under an advisory agreement an annual fee in the amount of 0.85% of the average daily Managed Assets. Prior to May 24, 2018, the Fund paid the Adviser an annual fee in the amount of 1.05% of the average daily Managed Assets. Eagle receives under a sub-advisory agreement a monthly fee computed at the annual rate of 50% of the advisory fees paid to the Advisor. These fees are paid by the Adviser to Eagle.
The Fund has retained Four Wood Capital Partners LLC (“FWCP”), an affiliate of the Adviser, to provide investor support services in connection with the on-going operation of the Fund. Such services include providing going contact with respect to the Fund and its performance with financial advisors that are representatives of broker-dealers and other financial intermediaries and communicating with the NYSE specialist for the Fund’s common shares, and with the closed-end analyst community regarding the Fund on a regular basis. The Fund pays FWCP as compensation under an investor support services agreement an annual fee in the amount of 0.05% of the average daily Managed Assets of the Fund. Prior to May 24, 2018, the Fund paid FWCP an annual fee in the amount of 0.10% of the average daily Managed Assets of the Fund. For the period March 1, 2018 to May 24, 2018, FWCP voluntarily waived 50% of the investor support services fee paid by the Fund totaling $22,173. This waiver is not subject to recoupment by the FWCP. FWCP may separately contract with and coordinate the activities of a third party to provide certain of the above described services.
The Bank of New York Mellon, the Fund’s administrator, accounting agent and custodian, holds the Fund’s assets, will settle all portfolio trades and will be responsible for calculating the Fund’s net asset value and maintaining the accounting records of the Fund.
American Stock Transfer and Trust Company, LLC is the Fund’s transfer agent, registrar, dividend disbursing agent and shareholder servicing agent, as well as the agent for the Fund’s dividend reinvestment plan.
Foreside Compliance Services, LLC provides a Chief Compliance Officer to the Fund.
The Fund pays every independent trustee a fee of $17,000 per annum, plus $3,000 per in person meeting fee and $500 per substantive conference call fee for serving as a trustee of the Fund. In addition, the Fund pays members of the Audit Committee a fee of  $2,000 per annum and members of the Nominating and Corporate Governance Committee a fee of $1,000 per annum. Interested trustees and Fund officers do not receive any remuneration from the Fund.
6. PORTFOLIO TRANSACTIONS
For the year ended December 31, 2018, purchases and sales of investments, other than short-term securities, were $61,239,410 and $57,354,388, respectively.
7. CAPITAL
The following is a summary of share transactions for the year ended December 31, 2018:
Shares of common stock, beginning of year	7,180,875
Change in shares of common stock outstanding	—
Shares of common stock, end of year	7,180,875

   Eagle Growth and Income Opportunities Fund Annual Report | December 31, 2018   25

Eagle Growth and Income Opportunities Fund
Notes to Financial Statements (continued)December 31, 2018

8. INCOME TAX INFORMATION
The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed to not meet the more-likely-than-not threshold. For the year ended December 31, 2018 the Fund did not incur any income tax interest or penalties. As of December 31, 2018, the Advisor has reviewed all open tax years and concluded that there was no impact to the Fund’s net asset or results of operations. All tax periods will remain subject to examination by the Internal Revenue Service and state taxing authorities. On an ongoing basis, the Advisor will monitor its tax positions to determine if adjustments to this conclusion are necessary.
The Fund distinguishes between dividends on a tax basis and on a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized losses in the components of net assets on the Statement of Assets and Liabilities.
As determined at December 31, 2018 certain permanent differences between financial and tax accounting were reclassified. The differences were primarily due to the differing tax treatment of certain investments dividend re-designations. The amounts reclassified did not affect the net assets. The reclassifications increase accumulated net realized loss on investments by $585,494, decrease undistributed net investment loss by $1,295,575 and decrease paid-in-capital by $710,081.
The tax character of distributions paid by the Fund during the fiscal years ended December 31, 2017 and 2018 are as follows:
Year	Ordinary Income*	Return of Capital	Long-Term Capital Gain
2017	$5,852,658	$—	$1,155,876
2018	$5,315,587	$708,939	$466,985

*
For tax purposes short-term capital gain distributions are considered ordinary income distributions.

At December 31, 2018, the Fund had no capital loss carry forwards which would reduce the Funds taxable income arising from future net realized gains on investments, if any, to the extent permitted by the code and thus would reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax.
The Regulated Investment Company Modernization Act of 2010 (the “Act”) eliminated the eight-year carryover period for capital losses that arise in taxable years beginning after its enactment date of December 22, 2010. Consequently, these capital losses can be carried forward for an unlimited period. However, capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Additionally, post-enactment capital loss carryovers will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The Fund does not have capital losses with no expiration.
Certain capital and qualified late year losses incurred after October 31, and within the current taxable year, are deemed to arise on the first business day of the Fund’s following taxable year. The Fund elected to treat post October capital losses of  $1,100,909 as having been incurred in the following fiscal year December 31, 2019.
26   Eagle Growth and Income Opportunities Fund Annual Report | December 31, 2018

Eagle Growth and Income Opportunities Fund
Notes to Financial Statements (continued)December 31, 2018

8. INCOME TAX INFORMATION (continued)

At December 31, 2018 the tax components of net assets were as follows:
Undistributed Net Investment	Post October Capital Loss Deferral	Net Unrealized Depreciation on Investments
$ —	$1,100,909	$19,109,574
At December 31, 2018, the cost basis of portfolio securities for federal income tax purposes was $189,199,812. Gross unrealized appreciation was $3,936,415, gross unrealized depreciation was $23,043,288 and net unrealized depreciation was $19,106,873. The difference between book and tax basis cost of investments and net unrealized depreciation is primarily attributable to partnership adjustments and tax treatment of underlying fund investments.
9. SHAREHOLDER CONCENTRATION
As of December 31, 2018, based on public filings and/or information provided by such person, the following shareholder owns more than 5% of the outstanding shares of the Fund:
Shareholder	Percent of Ownership
Raymond James & Associates	22.2%
RiverNorth Capital Management, LLC	8.9%
The Fund’s market price may experience adverse effects when certain large shareholders, such as the other funds, institutional investors, financial intermediaries and other investors purchase or sell a large number of shares of the Fund. While such large shareholder transactions would not impact the Fund’s liquidity or market value of the Fund’s investments, such transactions could have an impact on the Fund’s market price and also impact the premium or discount of the market price of its NAV in a more volatile manner than trading by shareholders with smaller holdings.
10. NEW ACCOUNTING PRONOUNCEMENTS
FASB ASU 2017-08, Receivables — Nonrefundable Fees and other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities (“ASU 2017-08”)
The FASB has issued Accounting Standard Updates (“ASU”) 2017-08, which amends the amortization period for certain purchased callable debt securities. Under the new guidance, the premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The new guidance does not require an accounting change for securities held at a discount, which continue to be amortized to maturity. The guidance is effective for fiscal years beginning after December 15, 2018, and interim periods within those years. Management is currently evaluating the impact, if any, of applying this guidance to the Fund’s financial statements.
Amendments to ASC 820
To improve the effectiveness of fair value disclosure requirements, the Financial Accounting Standards Board recently issued ASU 2018-13, Fair Value Measurement Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement, which adds, removes, and modifies certain aspects relating to fair value disclosure. ASU 2018-13 is effective for interim and annual reporting periods beginning after December 15, 2019; early adoption of the additions relating to ASU 2018-13 is not required.
Management has evaluated the impact of applying this provision and determined that the early adoption of this ASU does not have a significant impact on the financial statements and the Fund has early adopted ASU 2018-13 for the year ended December 31, 2018.
   Eagle Growth and Income Opportunities Fund Annual Report | December 31, 2018   27

Eagle Growth and Income Opportunities Fund
Notes to Financial Statements (concluded)December 31, 2018

10. NEW ACCOUNTING PRONOUNCEMENTS (continued)

Amendments to Regulation S-X
The SEC recently adopted changes to Regulation S-X to simplify the reporting of information by registered investment companies in financial statements. The amendments require presentation of the total, rather than the components, of distributable earnings on the Statement of Assets and Liabilities and also require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, if any, on the Statement of Changes in Net Assets. The amendments also removed the requirement for parenthetical disclosure of undistributed net investment income on the Statement of Changes in Net Assets. These Regulation S-X amendments are reflected in the Fund’s financial statements for the year ended December 31, 2018. As a result of adopting these amendments, the distributions to shareholders for the year ended December 31, 2017 in the Statement of Changes in Net Assets presented herein have been reclassified to conform to the current year presentation.
11. SUBSEQUENT EVENTS
In preparing these financial statements, the Fund’s management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.
On January 31, 2019, the Fund paid a regularly scheduled dividend in the amount of $0.080 per share to shareholders of record on January 18, 2019.
The Fund declared a regularly scheduled distribution in the amount of $0.080 per share payable on February 28, 2019 to shareholders of record as of February 19, 2019.
28   Eagle Growth and Income Opportunities Fund Annual Report | December 31, 2018

Eagle Growth and Income Opportunities Fund
Report of Independent Registered Public Accounting Firm December 31, 2018

To the Shareholders and the Board of Trustees of Eagle Growth and Income Opportunities Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Eagle Growth and Income Opportunities Fund (the Fund) as of December 31, 2018, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, including the related notes, and the financial highlights for each of the three years in the period then ended and the period from June 19, 2015 (commencement of operations) to December 31, 2015 (collectively, the financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and the period from June 19, 2015 (commencement of operations) to December 31, 2015, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.
/s/ RSM US LLP
We have served as the auditor of Eagle Growth and Income Opportunities Fund since 2015.
Boston, Massachusetts
February 28, 2019
   Eagle Growth and Income Opportunities Fund Annual Report | December 31, 2018   29

Eagle Growth and Income Opportunities Fund
Supplemental Information (unaudited)December 31, 2018

Privacy Policy
Respecting Your Privacy
This privacy policy applies to individuals, and we reserve the right to change any or all of the principles, along with related provisions, at any time. You trust us with your financial and other personal information; we in turn are committed to respect your privacy and safeguard that information. By adhering to the practices described in this Policy, we affirm our continuing commitment to protecting your privacy.
Collection and use of shareholder information
The Eagle Growth and Income Opportunities Fund (the “Fund”) and the Fund’s transfer agent collect only relevant information about the Fund’s shareholders that the law allows or requires us to have in order to conduct our business and properly service you. We collect non-public financial and other personal information about you from the following sources (“Personal Information”):
•
Information you provide on applications or other forms (for example, your name, address, social security number and birth date)

•
Information derived from your transactions with us (for example, transaction amount, account balance and account number)

•
Information you provide to us if you access account information or conduct account transactions online (for example, password, account number, e-mail address, alternate telephone number)

Keeping information secure
We maintain physical, electronic and procedural safeguards to protect your Personal Information, and we continually assess new technology with the aim of adding new safeguards to those we have in place.
Use of personal and financial information by us and third parties
We do not sell Personal Information about current or former customers or their accounts to any third parties, and we have policies and procedures intended to prevent the disclosure of such information to third parties unless necessary to support the operations and administration of the Fund, the Fund’s compliance with applicable laws and regulations, or as otherwise permitted by law. Those who may receive Personal Information include companies that provide services to the Fund, such as transfer agency, technology and administrative services, as well as the investment advisor who is an affiliate of the Fund (collectively, “Service Providers”).
Limiting employee access to information
We limit access to Personal Information to only those employees of the Service Providers with a business reason to know such information.
Accuracy of information
We strive to keep our records of your Personal Information accurate, and we take immediate steps to correct errors. If there are any inaccuracies in your statements or in any other communications from us, please contact us or contact your investment professional.
Dividend Reinvestment Plan
The Dividend Reinvestment Plan (“Plan”) for Eagle Growth and Income Opportunities Fund (“Fund”), provides that a holder of the Fund’s common shares of beneficial interest (each, a “Common Share” and, collectively “Common Shares”) will be automatically enrolled in the Plan (each, a “Participant” and collectively, “Participants”). All dividends and distributions on such Shareholder’s Common Shares will be reinvested by American Stock Transfer and Trust Company, LLC (“Plan Administrator”), as agent
30   Eagle Growth and Income Opportunities Fund Annual Report | December 31, 2018

Eagle Growth and Income Opportunities Fund
Supplemental Information (unaudited) (continued)December 31, 2018

Dividend Reinvestment Plan (continued)

for Shareholders in administering the Plan, in additional Common Shares. Participation in the Plan may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record rate; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional Common Shares for you. If you wish for all dividends declared on your Common Shares to be paid in cash, please contact your broker.
Plan Details
1.
The Plan Administrator will open an account for each holder of Common Shares under the Plan in the same name in which such holder of Common Shares is registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Common Shares. The Common Shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Common Shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding Common Shares on the open market (“Open-Market Purchases”) on the New York Stock Exchange or elsewhere.

2.
If, on the payment date for any Dividend, the closing market price plus estimated per share fees (which include any brokerage commissions the Plan Administrator is required to pay) is equal to or greater than the net asset value (“NAV”) per Common Share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the NAV per Common Share on the payment date; provided that, if the NAV is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per Common Share on the payment date. If, on the payment date for any Dividend, the NAV per Common Share is greater than the closing market value plus per share fees, the Plan Administrator will invest the Dividend amount in Common Shares acquired on behalf of the participants in Open-Market Purchases. In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the Common Shares trade on an “ex-dividend” basis or 30 days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in Common Shares acquired in Open-Market Purchases. It is contemplated that the Fund will pay monthly income Dividends. Therefore, the period during which Open-Market Purchases can be made will exist only from the payment date of each Dividend through the date before the next “ex-dividend” date which typically will be approximately ten days. If, before the Plan Administrator has completed its Open-Market Purchases, the market price per Common Share exceeds the NAV per Common Share, the average per Common Share purchase price paid by the Plan Administrator may exceed the NAV of the Common Shares, resulting in the acquisition of fewer Common Shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at the NAV per Common Share at the close of business on the Last Purchase Date provided that, if the NAV is less than or equal to 95% of the then current market price per Common Share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

   Eagle Growth and Income Opportunities Fund Annual Report | December 31, 2018   31

Eagle Growth and Income Opportunities Fund
Supplemental Information (unaudited) (concluded)December 31, 2018

Dividend Reinvestment Plan (concluded)
3.
The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

4.
In the case of shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.

5.
There will be no charges with respect to Common Shares issued directly by the Fund. However, each participant will pay a per share fee incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such dividends. Participants that request a sale of shares through the Plan Administrator are subject to a $15.00 sales fee and a $0.10 per Common Share sold. All per share fees include any applicable brokerage commissions the Plan Administrator is required to pay.

6.
The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

7.
All correspondence or questions concerning the Plan should be directed to the Plan Administrator, American Stock Transfer and Trust Company LLC, by telephone, 1-888-486-2770, through the Internet at www.amstock.com or in writing to American Stock Transfer and Trust Company LLC, P.O. Box 922, Wall Street Station, New York, NY 10269-0560.

32   Eagle Growth and Income Opportunities Fund Annual Report | December 31, 2018

Eagle Growth and Income Opportunities Fund
Additional Information (unaudited) December 31, 2018

Federal Income Tax Information
As required by the Internal Revenue Code, shareholders must be notified regarding certain tax attributes of distributions made by the fund.
The following percentages of ordinary dividends paid during the fiscal year ended December 31, 2018, are designated as “qualified dividend income”:
Fund	100%
Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. The percentage of the following Funds’ ordinary income dividends paid during the fiscal year ended December 31, 2018, that qualify for the corporate dividend received deduction is set forth below:
Fund	94%
Corporate Governance
The Fund has filed the required CEO/CFO certifications regarding the quality of the Fund’s public disclosure as exhibits to the Forms N-CSR and Forms N-Q filed by the Fund over the past fiscal year. The Fund’s Form N-CSR and Form N-Q filings are available on the Securities and Exchange Commission’s website at www.sec.gov.
Proxy Voting Policies and Procedures
A description of the policies and procedures that are used by the Fund’s Sub-Adviser to vote proxies relating to the Fund’s portfolio securities is available (1) without charge, upon request, by calling 855-456-3927; and (2) as an exhibit to the Fund’s annual report on Form N-CSR which is available on the website of the Securities and Exchange Commission (the “Commission”) at http://www.sec.gov. Information regarding how the Sub-Adviser voted these proxies during the most recent twelve-month period ending December 31 will be available, without charge, upon request by calling 1-855-456-3927 and on the Commission’s website.
   Eagle Growth and Income Opportunities Fund Annual Report | December 31, 2018   33

Eagle Growth and Income Opportunities Fund
Board of Trustees (unaudited) December 31, 2018

Name, Year of Birth	Position(s) Held with the Fund	Number of Funds in Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years:	Other Directorship Held by the Trustee
Steven A. Baffico(1) Year of Birth: 1973	President & Trustee, Class II, Principal Executive Officer since: August 2013	2	Four Wood Capital Partners, LLC, Managing Director and Chief Executive Officer (since 2011).	None
Joseph L. Morea Year of Birth: 1955	Trustee, Class I, since August 2013	2	Self-Employed, Commercial and Industrial Real Estate Investment (2012 – Present).	Director, TravelCenters of America, LLC: Director, Garrison Capital Inc.; Trustee, RMR Real Estate Income Fund; Trustee, Industrial Logistics Properties Trust; Trustee, Tremont Mortgage Trust; Trustee, THL Credit Senior Loan Fund.
Laurie Hesslein Year of Birth: 1959	Trustee, Class III, since March 2017	2	Citigroup, Managing Director, Citi Holdings Division – Business Head, Local Consumer Lending North America (2013 – 2017); Citi Holdings Division – Strategic Relationship Management and Business Head (2009 – 2013).	THL Credit Senior Loan Fund
Ronald J. Burton Year of Birth: 1947	Trustee, Class II, since August 2013	2	Self-employed, Burton-Consulting LLC, Principal (since 2013)	THL Credit Senior Loan Fund
Michael Perino Year of Birth: 1963	Trustee, Class I, since August 2013	2	St. John’s University School of Law, Dean George W. Matheson Professor of Law (2007 – Present); Associate Dean for Faculty Scholarship (2011 – 2013)	THL Credit Senior Loan Fund

1.
Interested Trustee

34   Eagle Growth and Income Opportunities Fund Annual Report | December 31, 2018

Eagle Growth and Income Opportunities Fund
Fund Officers (unaudited) December 31, 2018

Name, Year of Birth, and Position(s) Held with the Fund	Principal Occupation(s) During Past 5 Years:
Steven A. Baffico Year of Birth: 1973 President/Officer since: September 2013	Four Wood Capital Partners LLC, Managing Partner and Chief Executive Officer (since 2011).
Tracy Dotolo Year of Birth: 1976 Treasurer and Principal Financial Officer since: 2018	Fund Principal Financial Officer, Foreside Management Services, LLC (since 2016); JPMorgan Chase & Co., Vice President of Global Fund Services (2009 – 2016).
Stephanie Trell Year of Birth: 1968 Secretary since: April 2014	Four Wood Capital Partners LLC, Managing Director (since 2012).
Jack P. Huntington Year of Birth: 1970 Chief Compliance Officer since: November 2015	Foreside Fund Officers Services, LLC, Fund Chief Compliance Officer (since 2015); Citi Fund Services Ohio, Inc., Senior Vice President of Regulatory Administration (2008 – 2015).
David Brauer Year of Birth: 1960 Assistant Treasurer since: February 2018	Four Wood Capital Partners LLC, Chief Financial Officer (since 2018); Self-employed Investor (2013 – 2018).
Officers hold office at the pleasure of the Board and until their successors are appointed and qualified or until their earlier resignation or removal.
   Eagle Growth and Income Opportunities Fund Annual Report | December 31, 2018   35

Trustees
Steven A. Baffico
Joseph L. Morea*#
Laurie A. Hesslein*#
Ronald J. Burton*#
Michael Perino*#
Officers
Steven A. Baffico
Tracy Dotolo
Stephanie Trell
Jack P. Huntington
David Brauer
Investment Adviser
Four Wood Capital Advisors LLC
Sub-Adviser
Eagle Asset Management Inc.
Administrator, Custodian & Accounting Agent
The Bank of New York Mellon
Transfer Agent, Dividend Paying Agent and Registrar
American Stock Transfer and Trust Company
Independent Registered Public Accounting Firm
RSM US LLP
Legal Counsel
Dechert LLP

*
Member of Audit Committee

#
Member of Nominating and Corporate Governance Committee

This report, including the financial information herein, is transmitted to the shareholders of Eagle Growth and Income Opportunities Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase their common shares in the open market.
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of its fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on Form N-Q is also available on the Fund’s website at www.fwcapitaladvisors.com/funds/egif.
Information on the Fund is available at www.fwcapitaladvisors.com/funds/egif or by calling the Fund’s investor servicing agent at 855-456-3927.
36   Eagle Growth and Income Opportunities Fund Annual Report | December 31, 2018

Item 2. Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	Not applicable.

(c)	The code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, was amended on June 21, 2018 to remove references to the THL Credit Senior Loan Fund.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s board of trustees has determined that Mr. Ronald Burton Jr. and Mr. Joseph Morea are qualified to serve as audit committee financial experts serving on its audit committee and that they are “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $35,000 for 2018 and $32,700 for 2017.

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0 for 2018 and $0 for 2017.

Tax Fees

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $15,250 for 2018 and $15,250 for 2017. These services are related to the review of federal and state income tax returns, excise tax returns, and the review of the distribution requirements for excise tax purposes.

All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2018 and $0 for 2017.

(e)(1)	Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pre-Approval of Audit and Non-Audit Services Provided to the Eagle Growth and Income Opportunities Fund (“EGIF”). The Pre-Approval Policies and Procedures (the “Policy”) adopted by the Audit Committee (the “Committee”) of the Four Wood Capital Family of Funds set forth the procedures and the conditions pursuant to which services performed by an independent auditor (“Auditor”) for EGIF may be pre-approved. The Committee as a whole or, in certain circumstances, a designated member of the Committee (“Designated Member”), must pre-approve all audit services and non-audit services that the Auditor provides to the Funds.

Pre-Approval of Non-Audit Services Provided to EGIF’s Investment Adviser or Service Affiliates. The Committee as a whole, or in certain circumstances, a Designated Member, must pre-approve any engagement of the Auditor to provide non-audit services to the Investment Adviser and any Service Affiliate during the period of the Auditor’s engagement to provide audit services to the Fund, if the non-audit services to the Investment Adviser or Service Affiliate directly impact the Fund’s operations and financial reporting.

Audit Committee Pre-Approved Policies and Procedures: All services to be performed by the Registrant’s principal auditors must be approved by the Registrant’s audit committee.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) n/a

(c) 100%

(d) n/a

(f)	Not applicable.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $68,985 for 2018 and $38,250 for 2017.

(h)	The registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants.

(a)	The registrant has a separately designated audit committee consisting of all the independent trustees of the registrant. The members of the audit committee are: Mr. Ronald Burton Jr., Mr. Joseph Morea, Ms. Laurie Hesslein, and Mr. Michael Perino.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Proxy Voting Policies are attached herewith.

Four Wood Capital Family of Funds
PROXY VOTING POLICIES AND PROCEDURES

1.	Policy

It is the policy of the Board of Trustees (the “Board”) of the Four Wood Capital Family of Funds (the “Funds”, individually a “Fund”, listed in Appendix A) to delegate the responsibility for voting proxies relating to the securities held by a Fund to the Fund’s investment Subadviser (the “Subadviser”), subject to the Board’s continuing oversight. The Board hereby delegates such responsibility to each Fund’s Subadviser, and directs the Subadviser to vote proxies relating to Fund portfolio securities managed by the Subadviser consistent with the duties and procedures set forth below. The Subadviser may retain a third party to review, monitor and recommend how to vote proxies in a manner consistent with the duties and procedures set forth below, to ensure such proxies are voted on a timely basis and to provide reporting and/or record retention services in connection with proxy voting for the Fund.

2.	Fiduciary Duty

The right to vote a proxy with respect to securities held by a Fund is an asset to the Fund. The Subadviser, to which authority to vote on behalf of the Fund is delegated, acts as a fiduciary of the Fund and must vote proxies in a matter consistent with the best interest of the Fund and its shareholders. In discharging this fiduciary duty, the Subadviser must maintain and adhere to its policies and procedures for addressing conflicts of interest and must vote in a manner substantially consistent with its policies, procedures and guidelines, as presented to the Board.

3.	Procedures

The following are the procedures adopted by the Board for the administration of this policy:

A.	Review of Subadviser’s Proxy Voting Procedures. The Subadviser shall present to the Board their policies, procedures and other guidelines for voting proxies at least annually, and must notify the Board promptly of material changes to any of these documents, including changes to policies and procedures addressing conflicts of interest.

B.	Voting Record Reporting. The Subadviser shall ensure that the voting record necessary for the completion and filing of Form N-PX is provided to the Fund’s administrator at least annually. Such voting record information shall be in a form acceptable to the Fund and shall be provided at such time(s) as are required for the timely filing of Form N-PX and at such additional times(s) as the Fund and the Subadviser may agree from time to time. With respect to those proxies that the Subadviser has identified as involving a conflict of interest, the Subadviser shall submit a report indicating the nature of the conflict of interest and how that conflict was resolved with respect to the voting of the proxy.

C.	Conflicts of Interest. Any actual or potential conflicts of interest between the Subadviser and the Fund's shareholders arising from the proxy voting process will be addressed by the Subadviser and the Subadviser’s application of its proxy voting procedures pursuant to the delegation of proxy voting responsibilities to the Subadviser. In the event that the Subadviser notifies the Chief Compliance Officer of the Fund (the “CCO”) that a conflict of interest cannot be resolved under the Subadviser’s Proxy Voting Procedures, the CCO is responsible for notifying the Chairman of the Board of the Fund of the irreconcilable conflict of interest and assisting the Chairman with any actions he determines are necessary.

A “conflict of interest” includes, for example, any circumstance when the Fund, the Subadviser or one or more of their affiliates (including officers, directors and employees) knowingly does business with, receives compensation from, or sits on the board of, a particular issuer or closely affiliated entity, and therefore, may appear to have a conflict of interest between its own interests and the interests of Fund shareholders in how proxies of that issuer are voted. Situations where the issuer seeking the proxy vote is also a client of the Subadviser are deemed to be potential conflicts of interest. Potential conflicts of interest may also arise in connection with consent solicitations relating to debt securities where the issuer of debt is also a client of the Subadviser.

D.	Securities Lending Program. When a Fund’s securities are out on loan, they are transferred into the borrower’s name and are voted by the borrower, in its discretion. Where a Subadviser determines, however, that there is a proxy vote (or other shareholder action) for a material event, the Subadviser should request that the agent recall the security prior to the record date to allow the Subadviser to vote the proxy for the security. When determining whether to recall securities to allow for a proxy vote, the Subadviser will determine whether such action is beneficial to the Fund and its shareholders by considering the materiality of the proxy item, the percentage of the issuer’s shares held, the likelihood of materially affecting the proxy vote, and the cost and use of resources to recall the securities.

2

4.	Revocation

The delegation by the Board of the authority to vote proxies relating to securities of the Fund is entirely voluntary and may be revoked by the Board, in whole or in part, at any time without prior notice.

5.	Disclosure of Policy or Description/Proxy Voting Record

A.	Each Fund will disclose a description of the Fund’s proxy voting policy in the Fund’s Statement of Additional Information (“SAI”). The Fund also will disclose in its SAI that information is available about how the Fund voted proxies during the most recent twelve-month period ended June 30 without charge, upon request, (i) either by calling a specified toll-free telephone number, or on the Fund’s website at a specified address, or both, and (ii) on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov. Upon any request for a proxy voting record by telephone, the Fund will send the policy or the information disclosed in the Fund’s most recently filed report on Form N-PX (or a copy of the SAI containing the policy or description) by first-class mail or other prompt delivery method within three business days of receipt of the request. If the Fund discloses that the Fund’s proxy voting record is available on or through its website, the Fund will make available free of charge the information disclosed in the Fund’s most recently filed report on Form N-PX on or through its website as soon as reasonably practicable after filing the report with the SEC.

B.	Each Fund will disclose in its annual and semi-annual shareholder reports that this proxy voting policy or a description of it is available without charge, upon request, (i) by calling a specified toll-free telephone number, (ii) on the Fund’s website, if applicable, and (iii) on the SEC’s website. Upon any request for a proxy voting policy or description of it, the Fund will send the policy or the description (or a copy of the SAI containing the policy or description) by first-class mail or other prompt delivery method within three business days of receipt of the request.

C.	Each Fund also will disclose in its annual and semi-annual shareholder reports that information is available about how the Fund voted proxies during the most recent twelve-month period ended June 30 without charge, upon request, (i) either by calling a specified toll free telephone number, (ii) on the Fund’s website at a specified address, if applicable, and (iii) on the SEC’s website. Upon any request for a proxy voting record by telephone, the Fund will send the policy or the information disclosed in the Fund’s most recently filed report on Form N-PX (or a copy of the SAI containing the policy or description) by first-class mail or other prompt delivery method within three business days of receipt of the request. If the Fund discloses that the Fund’s proxy voting record is available on or through its website, the Fund will make available free of charge the information disclosed in the Fund’s most recently filed report on Form N-PX on or through its website as soon as reasonably practicable after filing the report with the SEC.

3

D.	Each Fund will file Form N-PX containing its proxy voting record for the most recent twelve-month period ended June 30 with the SEC, and will provide a copy of the report (in paper form, online, or by reference to the SEC’s website) to shareholders who request it.

E.	Each Fund will disclose its proxy voting record for the most recent twelve-month period ended June 30 (on Form N-PX or otherwise) to shareholders either in paper form upon request, or on its website.

6.	Related Procedures

Each Fund currently satisfies the disclosure obligation set forth in Section 5 above by:

•	describing the proxy voting policy in the Fund’s SAI and disclosing in the Fund’s SAI that the information is available about how the Fund voted proxies during the most recent twelve-month period ended June 30 without charge, upon request by calling a specified toll-free telephone number and on the Commission’s website;

•	disclosing in its annual and semi-annual shareholder reports that this proxy voting policy is available without charge, upon request by calling a specified toll-free telephone number and on the Commission’s website;

•	disclosing in its annual and semi-annual shareholder reports that information is available about how the Fund voted proxies during the most recent twelve-month period ended June 30 without charge, upon request, by calling a specified toll-free telephone number and on the Commission’s website; and

•	providing any shareholder, upon request, a paper form of the most recently filed report on Form N-PX by first-class mail or other prompt delivery method within three business days of receipt of the request.

7.	Recordkeeping

Proxy voting books and records shall be maintained and preserved in an easily accessible place for a period of not less than five years from the end of the fiscal year during which the last entry was made on the record, the first two years in Subadviser’s office.

The Subadviser shall maintain the following records relating to proxy voting:

•	a copy of these policies and procedures;

•	a copy of each proxy form (as voted);
4

•	a copy of each proxy solicitation (including proxy statements) and related materials;

•	documentation relating to the identification and resolution of conflicts of interest;

•	any documents created by the Subadviser that were material to a proxy voting decision, including a decision to abstain from voting, or that memorialized the basis for that decision; and

•	a copy of each written request from an investor for the Fund’s proxy voting policies and procedures and/or information on how the Subadviser voted proxies, and a copy of any written response by the Subadviser to any such requests.

8.	Review of Policy

The Board shall review from time to time this policy to determine its sufficiency and shall make and approve any changes that it deems necessary from time to time.

Adopted: August 22, 2013

Amended: May 14, 2015

Amended: June 21, 2018

5

APPENDIX A

Four Wood Capital Family of Funds

Eagle Growth and Income Opportunities Fund

6

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)	Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members

James C. Camp, CFA—Managing Director, Portfolio Manager

Mr. Camp has 30 years of fixed income investment experience and is responsible for the management of all fixed income portfolios. Before joining Eagle in 1997, James was a Vice President in the Fixed Income Research and Mortgage Specialist Groups at Raymond James & Associates following three years at ING Investment Management. Mr. Camp graduated with a B.S. in Engineering Science from Vanderbilt University in 1986 and earned his M.B.A. in Finance from Emory University in 1990. He is a CFA charterholder.

David Blount, CFA, CPA—Portfolio Co-Manager

Mr. Blount has 35 years of investment experience and is responsible for portfolio management, as well as research in the consumer discretionary and consumer staples sectors. Prior to joining Eagle in 1993, David served as an Investment Analyst for Allstate. He earned a B.S. in Finance from the University of Florida in 1983. Mr. Blount is a CFA charterholder and a Certified Public Accountant.

Joseph Jackson, CFA—Portfolio Co-Manager & Senior Credit Analyst

Mr. Jackson has 20 years of investment experience and is responsible for analyzing corporate issues for Eagle's Fixed Income group. Prior to joining Eagle in 2004, he was Senior Vice President & Corporate Bond Portfolio Manager at BB&T Asset Management, where he managed over $1 billion in corporate bonds, as well as BB&T's Intermediate Corporate Bond Fund. Mr. Jackson earned a B.A. in 1990 and an M.B.A. in Finance and Investments in 1998, both from Wake Forest University. He is a CFA charterholder.

Ed Cowart, CFA—Portfolio Co-Manager

Mr. Cowart has 47 years of investment experience and is responsible for portfolio management, as well as research in the energy and financial (ex-REITs) sector. He has been with Eagle since 1999. Prior to joining Eagle, he was Managing Director of the Value Equity team at Bank One Investment Advisors, where he managed the One Group Large Cap Value Fund. His extensive investment experience also includes positions as Director of Research for a regional broker/dealer and for the University of Texas' Endowment Fund. Mr. Cowart earned an A.B. from Dartmouth College. He is a CFA charterholder.

Harald Hvideberg, CFA—Portfolio Co-Manager

Mr. Hvideberg has 22 years of investment experience and is responsible for portfolio management, as well as research in the technology, telecommunications, and utilities sectors. He joined Eagle in 2014. Prior to joining Eagle, he was a portfolio manager at Wood Asset Management. Mr. Hvideberg earned a B.A. in Economics in 1992 and a B.S. in finance in 1993, both from the University of South Florida and an M.B.A. from the University of Florida in 1997. He is a CFA charterholder.

All information provided is as of December 31, 2018.

(a)(2)	Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

Name of Portfolio Manager or Team Member	Type of Accounts	Total No. of Accounts Managed	Total Assets	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance
James C. Camp	Registered Investment Companies:	0	0	0	0
	Other Pooled Investment Vehicles:	0	0	0	0
	Other Accounts:	8,847	$6.82 billion	0	0
David Blount	Registered Investment Companies:	1	$623 million	0	0
	Other Pooled Investment Vehicles:	0	0	0	0
	Other Accounts:	7,230	$3.5 billion	0	0
Joseph Jackson	Registered Investment Companies:	0	0	0	0
	Other Pooled Investment Vehicles:	0	0	0	0
	Other Accounts:	8,847	$6.82 billion	0	0
Ed Cowart	Registered Investment Companies:	1	$623 million	0	0
	Other Pooled Investment Vehicles:	0	0	0	0
	Other Accounts:	7,230	$3.5 billion	0	0
Harald Hvideberg	Registered Investment Companies:	1	$623 million	0	0
	Other Pooled Investment Vehicles:	0	0	0	0
	Other Accounts:	7,230	$3.5 billion	0	0

*Information as of December 31, 2018

Potential Conflicts of Interests

The Portfolio Managers may be subject to certain conflicts of interest in their management of Eagle Growth and Income Opportunities Fund (the “Fund”). These conflicts could arise primarily from the involvement of Four Wood Capital Advisors LLC and Eagle Asset Management Inc. (collectively, the “Advisers”) and their respective affiliated entities (“Affiliates”) in other activities that may conflict with those of the Fund. The Advisers’ Affiliates engage in a broad spectrum of activities. In the ordinary course of their business activities, the Advisers’ Affiliates may engage in activities where the interests of the Affiliates or the interests of their clients may conflict with the interests of the Fund. Other present and future activities of the Affiliates may give rise to additional conflicts of interest which may have a negative impact on the Fund. In addition, the Portfolio Managers or other management team members of the Advisers serve or may serve as Portfolio Managers or management team members of entities that operate in the same or a related line of business, or of accounts sponsored or managed by the Affiliates. In serving in these multiple capacities, they may have obligations to other clients or investors in those entities, the fulfillment of which may not be in the best interests of the Fund.

In addressing these conflicts and regulatory, legal and contractual requirements across its various businesses, certain members of the Advisers and the Affiliates have implemented certain policies and procedures (e.g., information walls). For example, the Advisers and their Affiliates may come into possession of material non-public information with respect to companies in which the Advisers may be considering making an investment or companies that are advisory clients of the Advisers and their Affiliates. As a consequence, that information, which could be of benefit to the Fund, could also restrict the Fund’s activities and the investment opportunity may otherwise be unavailable to the Fund. Additionally, the terms of confidentiality or other agreements with or related to companies in which any account managed by the Advisers has or has considered making an investment or which is otherwise an advisory client of the Advisers and their Affiliates may restrict or otherwise limit the ability of the Advisers to direct investments in such companies.

The Advisers and their Affiliates may participate on creditors’ committees with respect to the bankruptcy, restructuring or workout of issuers. In such circumstances, the Advisers may take positions on behalf of themselves and other accounts and clients that are adverse to the interest of other clients. As a result of such participation, the Advisers may be restricted in trading in such issuers or securities of said issuers.

The Investment Company Act of 1940, as amended (“Company Act”), also prohibits certain “joint” transactions with certain of the Advisers’ Affiliates, which could include making investments in the same portfolio company (whether at the same or different times). As a result of these restrictions, the Advisers may be prohibited in some cases from buying or selling any security directly from or to any portfolio company of a fund managed by an Affiliate. These limitations may limit the scope of investment opportunities that would otherwise be available to the Fund.

All of the transactions described above involve the potential for conflicts of interest between the Advisers (or their employees) and the Fund. The Investment Advisers Act of 1940, as amended, and the Company Act impose certain requirements designed to mitigate the possibility of conflicts of interest between an investment adviser and its clients. In some cases, transactions may be permitted subject to fulfillment of certain conditions. Certain other transactions may be prohibited. The Advisers have instituted policies and procedures designed to prevent conflicts of interest from arising and, when they do arise, to ensure that it effects transactions for clients in a manner that is consistent with the Advisers’ fiduciary duties to the Fund and in accordance with applicable law. The Advisers seeks to ensure that potential or actual conflicts of interest are appropriately resolved taking into consideration the overriding best interest of the applicable Fund or client account.

(a)(3)	Compensation Structure of Portfolio Manager(s) or Management Team Members

Professional compensation at Eagle Asset for Investment Personnel is structured so that key professionals benefit from staying with Eagle Asset. Each portfolio manager receives a fixed base salary and a cash bonus payable every year. A portion of the bonus is deferred pursuant to the practice of Eagle Asset. The bonus is determined at the discretion of senior management of Eagle Asset, and is based on a qualitative analysis of several factors, including the profitability of Eagle Asset and the contribution of the individual employee. Many of the factors considered by management in reaching its compensation determinations will be impacted by the long-term performance and the value of assets held in the Fund as well as the portfolios managed for Eagle Asset’s other clients. However, there are no set formulas and no benchmarks considered in these determinations, which are not quantitative in any way. When portfolio managers also perform additional management functions within Eagle Asset, those contributions may also be considered in the determination of bonus compensations.

(a)(4)	Disclosure of Securities Ownership

"Beneficial ownership" should be determined in accordance with rule 16a-1(a)(2) under the Exchange Act (17 CFR 240.16a-1(a)(2)).

Name of Portfolio Manager or Team Member	Dollar ($) Range of Fund Shares Beneficially Owned*

James C. Camp	$100,000 - $500,000
David Blount	$50,000 - $100,000
Joseph Jackson	$0
Ed Cowart	$0
Harald Hvideberg	$0

*Information as of December 31, 2018.

(b)	There has been no change, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in the registrant’s most recently filed annual report on Form N-CSR.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

The registrant did not engage in any securities lending activity during the fiscal period reported on the Form N-CSR .

Item 13. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Eagle Growth and Income Opportunities Fund

By (Signature and Title)*	/s/ Steven A. Baffico
Steven A. Baffico, President
(principal executive officer)

Date	3/11/19

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Steven A. Baffico
Steven A. Baffico, President
(principal executive officer)

Date	3/11/19

By (Signature and Title)*	/s/ Tracy Dotolo
Tracy Dotolo, Treasurer, Principal Financial Officer and Principal Accounting Officer
(principal financial officer)

Date	3/11/19

* Print the name and title of each signing officer under his or her signature.